                                                                   EXHIBIT 10.17


                                 AMENDMENT NO. 1
                                SERVICE AGREEMENT

        This Amendment No. 1 to Service Agreement (this "Amendment") is made as of April 16, 1997 (the "Amendment Effective Date") by and among IXC CARRIER, INC., a Nevada corporation ("Lessor") and CRL NETWORK SERVICES, a California corporation ("Lessee").

                                   BACKGROUND

        This Amendment is made with reference to the following facts:

        A. Lessee and Lessor are parties to that certain Service Agreement dated as of April 22, 1996 (the "Agreement").

        B. The parties desire to amend the Agreement pursuant to the terms set forth below.

                               TERMS OF AMENDMENT

        Accordingly, in consideration of the mutual promises set forth below, the parties hereto hereby agree as follows:

        1 Exhibit F attached to this Amendment is hereby added as Exhibit F to the Agreement.

        2. This Amendment is effective as of the Amendment Effective Date-

        3. All other terms and conditions of the Agreement not specifically amended herein shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment.

IXC CARRIER, INC.                                 CRL NETWORK SERVICES

By:     /s/  John R. Fleming                      By:     /s/  J. Couch

Name:   John R. Fleming                           Name:   J Couch

Title:  Executive Vice President                  Title:  President

------------
Certain portions of this document in the price information in Schedule B to Exhibit F of Amendment 1 have been omitted and filed separately with the Securities and Exchange Commission based on a request for confidential treatment with respect to the omitted portions.

                                    EXHIBIT F
                           BROADBAND SERVICE ADDENDUM

        This Broadband Service Addendum (this "Addendum") dated as of April 16, 1997 is attached to and made a part of that certain Service Agreement (the "Agreement ) entered into by and between IXC CARRIER, INC. ("Lessor") and CRL NETWORK SERVICES ("Lessee"), dated as of April 22, 1996.

        1. Scope and Rates. Lessor, or an affiliate of Lessor, shall use reasonable efforts (considering the needs of its other customers) to start the provisioning of interstate data network service ("Broadband Service") described in Schedule A attached to this Addendum to Lessee for which a written service order ("Service Order") has been accepted. A form of Service Order is attached hereto as Schedule B attached to this Addendum. The rates for the Broadband Service are set forth in Schedule B, attached to this Addendum, unless otherwise specified in the applicable Service Order.

        2. Payments. Lessee shall pay Lessor each month within 30 days of the date of invoice without demand or set off by Lessee: (i) the monthly charges prorated for any partial month) based on the applicable rates set forth in the applicable Service Order; and (ii) the charges for other services received. The first invoice shall be for the first two months; each invoice thereafter shall be for the following month. If any invoice is not paid when due: (i) a late charge shall accrue equal to 1-1/2% (or the maximum legal rate, if less) of the unpaid balance per month; and (ii) Lessor may suspend or terminate the Broadband Service.

        3. Term. The term hereof shall begin as of the date of this Addendum and shall remain in force and effect until the date one (1) year from the date of this Addendum, unless extended or earlier terminated pursuant to its terms. If Broadband Service continues thereafter, the applicable rates will be equal to 120% of the rates hereunder and Broadband Service may be terminated by either party upon 30 days' notice. Lessee may terminate any Broadband Service upon 90 days' notice; provided that if termination occurs: (i) prior to the date any Broadband Service has been first made available to Lessee, Lessee shall reimburse Lessor for all costs of the implementation of such Broadband Service; and (ii) on or after such date, Lessee shall pay: (A) all charges for any Broadband Service previously rendered; and (B) the amount due through the end of the applicable monthly charges during the term for such Broadband Service (Lessor shall try to re-lease such services for such term, refunding to Lessee the amount so collected' if any). If Lessor: (i) fails to provide Broadband Service within six months of the date requested by Lessee in the applicable Service Order; or (ii) fails to cure a material breach hereof within 45 days of notice from Lessee, Lessee may, as its only remedy, terminate the affected service. To be effective, such written notice to Lessor must prominently contain the following sentences in capital letters: "THIS IS FORMAL NOTICE OF A BREACH OF CONTRACT. FAILURE TO CURE SUCH BREACH WILL HAVE SIGNIFICANT LEGAL CONSEQUENCES." Notwithstanding anything herein to the contrary, no termination of this Agreement or any affected Broadband Service shall affect or reduce Lessee's obligation to make the take-or-pay commitment payments required by
Section 1 above.

        4. Limits of Liability. Lessor shall not be liable for any direct, indirect, reliance or consequential damages, whether foreseeable or not, or for any damage to property, loss of profits, cost of replacement services, or claims of customers for service problems caused by any defect, delay in availability, or failure in the Broadband Service or by any other cause. In no event shall Lessor be liable in excess of the aggregate amount it has collected from Lessee hereunder. Lessor shall give Lessee a credit in accordance with its then-current outage policy for periods in which any Broadband Service loses continuity and fails to comply with applicable specifications. Such credit shall be Lessee's sole remedy with respect to such an event; provided, however, that no such credits shall be allowed and Lessor shall not be liable for any Broadband Service defect from causes outside its control, including accidents, cable cuts, fires, floods, emergencies, government regulation, wars, or acts of God. LESSOR DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES RELATING TO SERVICE, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. LESSEE HAS NOT RELIED ON ANY REPRESENT NOT SET FORTH HEREIN. LESSEE SHALL INDEMNIFY LESSOR FROM ANY CLAIMS MADE BY ANY OF LESSEE'S CUSTOMERS.

        5. All other terms and conditions of the Agreement not specifically referred to in this Addendum shall apply to this Addendum.

        To confirm their agreement to be bound hereby, the parties hereto have executed this Addendum below:

IXC CARRIER, INC.                              CRL NETWORK SERVICES

By:   /s/ John R. Fleming                      By: /s/ John R. Fleming
    ---------------------------                   ----------------------------

Name: John R. Fleming                          Name: John R. Fleming
     --------------------------                      -------------------------

Title: Executive Vice-President                Title: President
      -------------------------                      -------------------------

                                   SCHEDULE A

                          BROADBAND SERVICES PRODUCTS

Company will provide ATM DS-3 Service with a Sustained Cell Rate Virtual Circuit (SCR/VC) of 1 MHz and a Peak Cell Rate (PCR) of 10 Mb to CRL Network Services as covered within this Agreement and reflected in the pricing in Schedule B. The ATM DS-3 Service Trial is for a 60 day period after which Customer may elect pursuant to Service Trial Agreement to retain Service at rates listed in Schedule B. Furthermore, please see accompanying topology drawing for clarification of design.

**Please be advised that any and all CUSTOMER PREMISE EQUIPMENT AND LOCAL ACCESS facilities and charges are the Participant/Customer's responsibility.

                                   SCHEDULE B
                                      CRL
                              ATM PRICING SUMMARY


WHOLESALE PRICING WITH 45mbps (ATM-UNI) PORT CONNECTIONS AND 15mbps (VBR) VIRTUAL CHANNEL
-----------------------------------------------------------------------------------------
                                                               TOTAL            TOTAL
              DESCRIPTION                                    RECURRING      NON-RECURRING
-----------------------------------------------------------------------------------------
SAN FRANCISCO
45mbps(DS3) ATM-UNI Port Connection                        [**]             [**]

DALLAS, TX
45mbps(DS3) ATM-UNI Port Connection                        [**]              [**]
15mbps (VBR) Virtual Channel DLLS-SNFC                     [**]              [**]

WASHINGTON, DC
45mbps (DS3) ATM-UNI Port Connection                       [**]              [**]
15mbps (VBR) Virtual Channel WASHDC-SNFC                   [**]              [**]
----------------------------------------------------------------------------------------
                                         TOTAL NETWORK     [**]              [**]
                                         -----------------------------------------------



WHOLESALE PRICING WITH 45mbps (ATM-UNI) PORT CONNECTIONS AND 10mbps (VBR) VIRTUAL CHANNEL
-----------------------------------------------------------------------------------------
                                                               TOTAL            TOTAL
              DESCRIPTION                                    RECURRING      NON-RECURRING
-----------------------------------------------------------------------------------------
SAN FRANCISCO
45mbps(DS3) ATM-UNI Port Connection                        [**]              [**]

DALLAS, TX
45mbps(DS3) ATM-UNI Port Connection                        [**]              [**]
10mbps (VBR) Virtual Channel DLLS-SNFC                     [**]              [**]

WASHINGTON, DC
45mbps (DS3) ATM-UNI Port Connection                       [**]              [**]
10mbps (VBR) Virtual Channel WASHDC-SNFC                   [**]              [**]
----------------------------------------------------------------------------------------
                                         TOTAL NETWORK     [**]              [**]
                                         -----------------------------------------------



WHOLESALE PRICING WITH 45mbps (ATM-UNI) PORT CONNECTIONS AND 5mbps (VBR) VIRTUAL CHANNEL
-----------------------------------------------------------------------------------------
                                                               TOTAL            TOTAL
              DESCRIPTION                                    RECURRING      NON-RECURRING
-----------------------------------------------------------------------------------------
SAN FRANCISCO
45mbps(DS3) ATM-UNI Port Connection                        [**]             [**]

DALLAS, TX
45mbps(DS3) ATM-UNI Port Connection                        [**]              [**]
5mbps (VBR) Virtual Channel DLLS-SNFC                      [**]              [**]

WASHINGTON, DC
45mbps (DS3) ATM-UNI Port Connection                       [**]              [**]
5mbps (VBR) Virtual Channel WASHDC-SNFC                    [**]              [**]
----------------------------------------------------------------------------------------
                                         TOTAL NETWORK     [**]              [**]
                                         -----------------------------------------------

NOTE:

1. All calls transmitted on greater than the standard call rate (VBR) will have the Call Loss Priority (CLP) bit set to one (1) and the delivery of such calls is not guaranteed.

2. All virtual circuits will have a Peak Call Rate set at 200% of the Sustained Call Rate.

3.      Prices do not include any local loop charges that may apply.

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.